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                            SCHEDULE 14A INFORMATION

                   Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

     Filed by the Registrant [X]
     Filed by a Party other than the Registrant [ ]
     Check the appropriate box:
     [ ] Preliminary Proxy Statement       [ ] Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
     [ ] Definitive Proxy Statement
     [X] Definitive Additional Materials
     [ ] Soliciting Material Pursuant to sec. 240.14a-11(c) or sec. 240.14a-12

                    EVI, INC. AND WEATHERFORD ENTERRA, INC.
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              (Name of Registrants as Specified in Their Charters)

                                      N/A
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    (Name of Person(s) Filing Proxy Statement, if Other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
     [ ] No fee required.
     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(l) and
         0-11.

     (1) Title of each class of securities to which transaction applies: Common Stock, $1.00 par value, of EVI, Inc. and Common Stock, $0.10 par value, of Weatherford Enterra, Inc.

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     (2) Aggregate number of securities to which transaction applies: 52,877,077 shares of Common Stock, $0.10 par value, of Weatherford Enterra, Inc.

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): The proposed per unit price of $42.28 is based on the average of the high and low sale prices of the Common Stock, $0.10 par value, of Weatherford Enterra, Inc. as reported on The New York Stock Exchange on March 31, 1998.

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     (4) Proposed maximum aggregate value of transaction: $2,235,642,816.

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     (5) Total fee paid: $447,129.

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     [X] Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid: N/A.

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     (2) Form, Schedule or Registration Statement No.: N/A.

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     (3) Filing Party: N/A.

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     (4) Date Filed: N/A.

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                                   EVI, INC.

                                   PROXY FOR
                        SPECIAL MEETING OF STOCKHOLDERS
                                  MAY 27, 1998

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. The undersigned stockholder of EVI, Inc. ("EVI") hereby appoints Bernard
     J. Duroc-Danner and James G. Kiley, or either of them, as proxies, each with power to act without the other and with full power of substitution, for the undersigned to vote the number of shares of Common Stock of EVI that the undersigned would be entitled to vote if personally present at the Special Meeting of Stockholders of EVI to be held on Wednesday, May 27, 1998, at 10:30 a.m., Houston time, at The Luxury Collection Hotel of Houston, 1919 Briar Oaks, Houston, Texas, and at any adjournment or postponement thereof, on the following matters that are more particularly described in the Joint Proxy Statement/Prospectus dated April 24, 1998:


                   (CONTINUED AND TO BE SIGNED ON OTHER SIDE)
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     (1) Proposal to approve and adopt the Agreement and Plan of Merger dated as of March 4, 1998, as amended, by and between EVI and Weatherford Enterra, Inc. ("Weatherford") pursuant to which Weatherford will merge with and into EVI and each outstanding share of Weatherford common stock, $.10 par value, will be converted into the right to receive .95 of a share of EVI common stock, $1.00 par value.

       [ ] FOR                  [ ] AGAINST                  [ ] ABSTAIN


     (2) To consider and take action upon any other matter which may properly come before the meeting or any adjournment or postponement thereof.

    THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSAL 1. RECEIPT OF THE JOINT PROXY STATEMENT/PROSPECTUS DATED APRIL 24, 1998, IS HEREBY ACKNOWLEDGED.

    PLEASE MARK, SIGN, DATE AND RETURN USING THE ENCLOSED ENVELOPE.



                                               Dated: -----------------, 1998.

                                               -------------------------------

                                               -------------------------------
                                               Signature of Stockholder(s)

                                               Please sign your name exactly
                                               as it appears hereon. Joint
                                               owners must each sign. When
                                               signing as attorney, executor,
                                               administrator, trustee or
                                               guardian, please give your full
                                               title as it appears thereon.
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                           WEATHERFORD ENTERRA, INC.

                                   PROXY FOR
                        SPECIAL MEETING OF STOCKHOLDERS
                                  MAY 27, 1998

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. The undersigned stockholder of Weatherford Enterra, Inc. ("Weatherford") hereby appoints Thomas R. Bates, Jr. and H. Suzanne Thomas, or either of them, as proxies, each with power to act without the other and with full power of substitution, for the undersigned to vote the number of shares of Common Stock of Weatherford that the undersigned would be entitled to vote if personally present at the Special Meeting of Stockholders of Weatherford to be held on Wednesday, May 27, 1998, at 10:30 a.m., Houston time, at The Luxury Collection Hotel of Houston, 1919 Briar Oaks, Houston, Texas, and at any adjournment or postponement thereof, on the following matters that are more particularly described in the Joint Proxy Statement/Prospectus dated April 24, 1998:


                   (CONTINUED AND TO BE SIGNED ON OTHER SIDE)
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     (1) Proposal to approve and adopt the Agreement and Plan of Merger dated as of March 4, 1998, as amended, by and between EVI, Inc. ("EVI") and Weatherford pursuant to which Weatherford will merge with and into EVI and each outstanding share of Weatherford Common Stock will be converted into the right to receive .95 of a share of EVI common stock, $1.00 par value.

       [ ] FOR                  [ ] AGAINST                  [ ] ABSTAIN


     (2) To consider and take action upon any other matter which may properly come before the meeting or any adjournment or postponement thereof.

    THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSAL 1. RECEIPT OF THE JOINT PROXY STATEMENT/PROSPECTUS DATED APRIL 24, 1998, IS HEREBY ACKNOWLEDGED.

    PLEASE MARK, SIGN, DATE AND RETURN USING THE ENCLOSED ENVELOPE.


                                          Dated:
                                                 ----------------------, 1998.

                                          ------------------------------------

                                          ------------------------------------
                                          Signature of Stockholder(s)

                                          Please sign your name exactly
                                          as it appears hereon. Joint
                                          owners must each sign. When
                                          signing as attorney, executor,
                                          administrator, trustee or
                                          guardian, please give your full
                                          title as it appears thereon.
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